UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 1. Not applicable.

Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition

On December 22, 2008, Amerigon Incorporated (the “Company”) publicly announced certain information concerning its anticipated financial results for the three month period ended December 31, 2008 and for the fiscal year 2008. In addition, the Company announced certain information concerning its outlook for the three month period ended March 31, 2009. A copy of the Company’s news release is filed as Exhibit 99.1 to this report and is incorporated in this report by reference. The information in this Section 2, Item 2.02 and the attached Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Sections 3-8. Not applicable.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Company News Release dated December 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/S/ BARRY G. STEELE
Barry G. Steele, Chief Financial Officer

Date: December 22, 2008

Exhibit Index

99.1	Company News Release dated December 22, 2008